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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)       June 25, 2007
Breeze-Eastern Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7872	95-4062211

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Liberty Ave, Union, New Jersey		07083

Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code       (908) 688-2440

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 8.01 Other Events
Reference is made to the Amendment No. 4 to Schedule 13D (the “Amendment’) filed on June 18, 2007, by and on behalf of Wynnefield Partners Small Cap Value, L.P and Goldsmith & Harris Incorporated and the exhibits filed therewith, including their June 20, 2007 letter to the Registrant. In response thereto, the Registrant has delivered its letter dated June 25, 2007, attached hereto as Exhibit 99.1.
ITEM 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired. None
     (b) Pro Forma Financial Information. None
     (c) Exhibits.

Exhibit	Description

99.1	Letter of the Registrant to Wynnefield Partners Small Cap Value, L.P and Goldsmith & Harris Incorporated dated June 25, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREEZE-EASTERN CORPORATION
By:	/s/ Joseph F. Spanier
Joseph F. Spanier, Executive Vice President,
Chief Financial Officer and Treasurer

Date: June 25, 2007

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